SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 4, 2001



                                   AAON, INC.

             (Exact name of registrant as specified in its charter)



           Nevada                    33-18336-LA                 87-0448736
           ------                    -----------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 5.   Other Events.
          ------------

          Registrant executed the Seventh Amendment to Second Restated Revolving Credit Loan Agreement on September 4, 2001.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) A copy of the Seventh Amendment to Second Restated Revolving Credit Loan Agreement is filed herewith as Exhibit 1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AAON, INC.



Date:  September 24, 2001              By: /s/ John B. Johnson, Jr.
                                        ---------------------------------------
                                               John B. Johnson, Jr., Secretary

                                       (1)

                                   Exhibit 1

                              SEVENTH AMENDMENT TO
                 SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT

         This Seventh Amendment to Second Restated Revolving Credit Loan Agreement ("Amendment") is made and entered into effective this 4th day of September, 2001, by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/Aaon, Inc.) (separately and collectively, the "Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

         A. Reference is made to the Second Restated Revolving Credit Loan Agreement dated effective July 1, 1996, which was amended by the Amendment One dated June 30, 1997, the Amendment Two dated effective June 30, 1998, the Third Amendment dated September 9, 1999, the Fourth Amendment dated November 9, 1999, the Fifth Amendment dated July 27, 2000, and the Sixth Amendment dated July 31, 2001, all between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Line committed through July 30, 2002. Terms used herein shall have the meanings given in the Credit Agreement, unless otherwise defined herein.

         B. Borrower has requested Bank to establish a $2,500,000 term loan for purposes of acquiring or refinancing the Approved Equipment (defined below); and Bank has agreed to accommodate such request, subject to the terms and conditions set forth below.

                                    AGREEMENT

         For valuable consideration received, it is agrees as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

          1.1 A new section is hereby added to the Credit Agreement as follows:

               "2.14. $2,500,000 Term Loan. Subject to the terms and conditions of this Agreement, and provided that no Matured Default exists, Bank agrees to make a single advance not to exceed $2,500,000 to Borrower for the purpose of acquiring and/or refinancing the invoice amount for the Approved Equipment. The term "Approved Equipment" means the items identified in the invoices attached as Schedule "2.14" hereto.

                                      (2)

               The advance under the $2,500,000 Term Loan shall be evidenced by the $2,500,000 Promissory Note ($2,500,000 Note), in form and content as set forth on Schedule "1.1" attached to this Amendment.

          1.2 Section 1.36 (Note) is hereby amended to evidence that the term "Note" defined therein shall additionally include the $2,500,000 Note.

     2. Deliveries. Borrower shall execute and/or deliver the following:


          2.1 This Amendment.

          2.2 The $2,500,000 Promissory Note.

          2.3 The Security Agreement ("Security Agreement") from AAON, INC. with respect to the Approved Equipment, in form and content as set forth on Schedule "2.3" attached hereto, together with appropriate UCC-1 Financing Statements.

          2.4 A chattel check from the Oklahoma County Clerk as to AAON, INC., evidencing no filings in conflict with the interests of Bank under the Security Agreement.

          2.5 Secretary's Certificate from each of the Borrowers, in form and content as set forth on "Schedule "2.5" attached hereto.

          2.6 Certificates of Good Standing from the incorporation states for each of the Borrowers.

          2.7 Any other instruments, documents and/or agreements reasonably required by Bank.

     3. Ratification of Documents. Borrower hereby ratifies and confirms the Credit Agreement and the $15,150,000 Promissory Note, and agrees that they remain in full force and effect, enforceable in accordance with their terms.

     4. Ratification of Guaranty. Aaon, Inc., a Nevada corporation, hereby ratifies and confirms the Guaranty Agreement dated effective July 1, 1996, and acknowledges and agrees that the Guaranty is hereby amended to evidence that it additionally guarantees payment of the $2,500,000 Promissory Note, together with extensions, renewals and changes of form thereof.

     5. Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of the parties hereto, their successors and assigns.


                                      (3)

     6. Costs, Expenses and Fees. Borrower hereby agrees to pay the reasonable costs, expenses and fees of Bank incurred in connection with the preparation of this document and all related instruments, documents and agreements.

                                       "Bank"

                                       BANK OF OKLAHOMA, N.A.


                                       By  /s/ Pamela J. Been
                                           -------------------------------------
                                               Pamela J. Been, Vice President


                                       "Borrower"

                                       AAON, INC., an Oklahoma corporation


                                       By:  /s/ Norman H. Asbjornson
                                            ------------------------------------
                                                Norman H. Asbjornson, President


                                       AAON COIL PRODUCTS, INC., a Texas
                                       corporation (formerly known as CP/AAON,
                                       Inc.)


                                       By:  /s/ Norman H. Asbjornson
                                            ------------------------------------
                                                Norman H. Asbjornson, President


                                       "Guarantor"

                                       AAON, INC., an Oklahoma corporation


                                       By:  /s/ Norman H. Asbjornson
                                            ------------------------------------
                                                Norman H. Asbjornson, President

                                      (4)

                                 Schedule "1.1"

                          ($2,500,000 Promissory Note)

                                      (5)

                                 PROMISSORY NOTE


$2,500,000                                   Effective Date:  September___, 2001
                                                                 Tulsa, Oklahoma


         FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), or, if less, the sum advanced by Lender to Maker under the Second Restated Revolving Credit Agreement dated July 1, 1996, as amended ("Credit Agreement"), as follows:

         a. Sixty (60 consecutive monthly installments of principal and interest payable on the first day of each month, commencing October 1, 2001, with each installment except the last equal to (a) $41,666.67, plus (b) accrued and unpaid interest; and the last installment, due September 1, 2006, equal to the remaining of principal and interest hereunder.

         b. Interest shall accrue at a rate at all times equal to the LIBOR Interest Rate (defined in the Credit Agreement), plus one hundred twenty (120) basis points, per annum.

         Prepayments may be made without premium or penalty, except as may be required under the Credit Agreement.

         All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.


                                      (6)

         From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

         The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

         This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

                                          AAON, INC., an Oklahoma corporation


                                          By
                                             --------------------------------
                                              Norman H. Asbjornson, President


                                          AAON COIL PRODUCTS, INC.,
                                          a Texas corporation (formerly known as
                                          CP/AAON, Inc.)


                                          By
                                             --------------------------------
                                              Norman H. Asbjornson, President

                                      (7)

                                 Schedule "2.3"

                              (Security Agreement)

                                      (8)

                               SECURITY AGREEMENT

                            (Machinery and Equipment)

         This SECURITY AGREEMENT is dated effective this _____ day of September, 2001, by AAON, INC., an Oklahoma corporation, whose mailing address is 2425 South Yukon Avenue, Tulsa, Oklahoma 74107-2728, ("Debtor"), in favor of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank" or "Secured Party"), whose mailing address is Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma 74172.

         For valuable consideration received, Debtor hereby grants Bank a security interest in:

         A. The machinery and equipment described on Schedule "A" attached hereto (collectively, the "Equipment"); and

         B. All Proceeds and replacements of any and all of the goods described in paragraph A. of this Section, all of which are herein collectively called the "Collateral". The grant of a security interest in Proceeds hereunder shall not, however, be construed to mean that Bank in any way consents to the sale or other disposition of any of the Collateral, in the absence of express written authorization by Bank in response to specific request by Debtor therefor.

                         SECTION 1. OBLIGATIONS SECURED

         This security interest is given to collaterally secure and enforce the performance of the covenants and agreements herein set forth and the prompt and complete payment when due of all sums payable under the $2,500,000 Note of even date payable by, inter alia, Debtor to Bank ("Note") including all principal, interest, attorneys' fees and reasonable expenses of collection, together with all renewals, extensions and changes in form of the Note (collectively, the "Obligations").

                    SECTION 2. REPRESENTATIONS AND WARRANTIES

          Debtor represents and warrants that:

               (a) Debtor is the owner of the Collateral free and clear of all liens, encumbrances and security interests;

               (b) no financing statements other than Bank's are on file covering any Collateral described in this Security Agreement;

               (c) if any of the Collateral is represented or covered by documents or certificates of title, Debtor has and is the owner of the documents free from all encumbrances and security interests other than that conveyed or reaffirmed herein;

               (d) the Collateral is in good condition;

                                      (9)

               (e) all information, certificates and statements given to Bank pursuant to this Security Agreement are and will be true and complete when given;

               (f) the Collateral is located only in the State of Oklahoma, and no such Collateral will be held in any other states at any time without prior written notice to Bank;

               (g) Debtor's state of incorporation is Oklahoma; and

               (h) the execution and delivery of this Security Agreement and all instruments evidencing or pertaining to the Debtor's Obligations, and performance thereunder, have been duly authorized by Debtor's Boards of Directors (and, to the extent required, its shareholders) and will not violate or constitute a breach of Debtor's Articles of
          Incorporation, Bylaws or any agreement, restriction, covenant or contract of any type to which Debtor is a party or is bound or by which any of its property is bound.

The representations and warranties contained in this Section 2 shall be applicable to all Collateral now existing or hereafter owned and to all schedules or lists thereof or other information furnished to Bank so long as the Obligations remain unpaid.

                          SECTION 3. DEBTOR'S COVENANTS

         3.1 Preservation of Collateral. Debtor shall maintain the Collateral in good condition and repair but without permitting any lien to affix to any of the Collateral as a result, and shall permit Bank to inspect the Collateral at any time. Debtor shall pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of the same, and shall not permit anything to be done that may impair the value of any of the Collateral; if Debtor fails to pay such sums, Bank may do so for Debtor's account, adding the amount thereof to the other amounts secured hereby.


                                      (10)

         3.2 Insurance. Debtor shall insure the Collateral against such casualties and liabilities, in such amounts, and with such companies as Bank may find acceptable; all insurance policies shall b e written for the benefit of Debtor and Bank as their interests may appear, and such policies or certificates evidencing the same shall be furnished to Bank. If Debtor fails to pay the premiums on any such insurance, Bank may do so for Debtor's account, adding the amount thereof to the other amounts secured hereby; however, Bank shall be under no obligation nor have any duty to pay such premium. Debtor shall assign to Bank its right to any returned or unearned premiums which may be due upon cancellation of any such policies for any reason whatsoever and shall direct the insurers to pay Bank any amount so due. Bank is hereby authorized, as attorney-in-fact for Debtor, in the name of the Debtor or otherwise, to make, adjust, settle or cancel any insurance on the Collateral. After the occurrence of an Event of Default as defined in the Credit Agreement of even date herewith, Bank is hereby appointed Debtor's attorney-in-fact to endorse any draft or check which may be payable to Debtor in order to collect returned or unearned premiums or the proceeds of such insurance; and any balance of insurance proceeds remaining after payment in full of all amounts secured hereunder shall be paid to Debtor.

         3.3 Filing Costs. Debtor shall pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this agreement as well as all costs associated with the notation of such security interest on certificates of title, where required; to this end, Bank is hereby appointed Debtor's attorney-in-fact to do, at Bank's option and at Debtor's expense, all acts and things which Bank may deem necessary to protect the Collateral or to perfect and continue perfected the security interest created by this agreement, including the indication on applicable Motor Vehicle Certificates of Title of Bank's security interest.

         3.4 Debtor's Location. Debtor shall maintain its chief executive office at the addresses set forth in this Agreement and shall keep at that address, in form satisfactory to Bank, accurate and complete records respecting the Collateral. At such times as Bank may require, Debtor shall furnish Bank a statement certified by Debtor, in such form and containing such information as Bank may prescribe showing the current status and location of the Collateral.

         3.5 No Disposition. Without Bank's prior written consent, Debtor shall not sell, exchange, lease or otherwise dispose of the Collateral or any of Debtor's rights therein, or permit any lien or security interest to attach thereto (except that created by this Security Agreement and other rights, if any, of Bank).

         3.6 Removal. Debtor shall not permit any of the Collateral to be removed from its current location, and Debtor will promptly notify Bank of any change in the location of Debtor's chief executive office or its mailing address.

                          SECTION 4. EVENTS OF DEFAULT

          Any of the following events or conditions shall constitute an "Event of Default":

               (a) Debtor's default in paying when due, or within any grace period, any Obligations or indebtedness secured by this Security Agreement;

          (b) Debtor's default under the Secured Restated Revolving Credit Loan Agreement dated July 1, 1996, as amended (the "Credit Agreement");

          (c) Debtor's failure to perform any of the obligations and covenants contained or referred to in this Security Agreement or in the Credit Agreement, and Debtor fails to cure or take steps to cure such within any grace periods contained in the Credit Agreement, if any;

                                      (11)

          (d) The existence of any false or materially misleading warranty, representation or statement contained in this Security Agreement or made or furnished to Bank in connection with any other agreement or to induce Bank to give value, and Debtor fails to cure or take steps to cure such within any grace periods contained in the Credit Agreement.

                         SECTION 5. RIGHTS AND REMEDIES

         5.1 Acceleration and Repossession. Upon the occurrence of an Event of Default, and at any and all times thereafter, Bank may declare all Obligations secured hereunder immediately due and payable and shall, at its option, have the rights and remedies of a Secured Party under the Uniform Commercial Code in any applicable state, including Oklahoma, and including, without limitation thereto, the right to sell or otherwise dispose of any and all of the Collateral and the right to take possession thereof, and for that purpose Debtor authorizes Bank to the fullest legal extent (which authorization may not be withdrawn while any Obligation secured hereunder remains unpaid) to enter at any time upon the premises upon which the Collateral or any part thereof may be situated and remove same therefrom.

         5.2 Sales. Bank may require Debtor to assemble all or any part of the Collateral and make it available at a place designated by Bank which is reasonably convenient to the parties. Unless particular items of Collateral are perishable or threaten speedily to decline in value or are the type customarily sold on a recognized market, Bank shall send Debtor(s) reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition thereof is to be made.

         5.3 Expenses. Debtor agrees to reimburse Bank for all expenses of retaking, holding, preparing for sale, selling or the like, which shall include Bank's reasonable attorneys' fees and legal expenses.

         5.4 Execution of Instruments. Bank may execute, sign, endorse, transfer or deliver, in the name of the Debtor, notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, certificates of title, applications for certificates of title, or any other document necessary to evidence, perfect or realize upon the security interests and Obligations created or secured by this Security Agreement. This authority shall be considered a power coupled with an interest and shall be irrevocable until all such Obligations have been paid in full.

         5.5 Discharge of Encumbrances. At its option, Bank may discharge taxes, liens or security interests and other encumbrances at any time granted or placed against any of the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Bank pursuant to the foregoing authorization, plus interest thereon at the rate accruing under the Note from the date or dates expenditures by the Bank are made until paid.


                                      (12)

         5.6 Application of Proceeds. All proceeds from the collection or sale of any Collateral pursuant hereto and all moneys received by the Bank hereunder or under any proceeding for the enforcement hereof, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

               First: to the payment of all necessary costs and expenses incident to such sale or other disposition in the enforcement of this Security Agreement, including, but not limited to, any and all expenditures of Bank and reasonable compensation to its attorneys;

               Second: to the payment of all principal and interest on the Notes and any other indebtedness secured hereby, in such order as Bank may elect, whether or not then due; and

               Third: the remainder, if any, shall be paid to Debtor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         5.7 Notice. The requirement of sending reasonable notice shall be met if such notice is deposited in the United States Mails, certified or registered, postage prepaid, and addressed to either party at the address designated for each at the beginning of this Security Agreement (or at such other address of which written notice shall have been received, expressly with respect to the sending of notices in connection with this Security Agreement) at least sixty
(60) days before the action to be taken which is referred to in said notice.

         5.8 Waiver. Bank may remedy or waive any Event of Default without waiving any other prior or subsequent default. Bank's remedies hereunder and under the Credit Agreement and any other documentation executed in connection herewith are cumulative, and the exercise of any one or more of the remedies provided for shall not be construed as a waiver of any other of Bank's remedies under any other agreement or document nor under any applicable law.

         5.9 Assignment. Bank's rights and privileges under this Security Agreement shall inure to the benefit of its successors and assigns, and shall bind Debtor's successors and assigns.

                          SECTION 6. GENERAL PROVISIONS

         6.1 Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but the remainder shall be construed and given effect as if such invalid or unenforceable provision had never been contained herein.

         6.2 Governing Law. This Security Agreement is made under and shall be construed in accordance with and governed by the laws of the State of Oklahoma, except to the extent that the laws of any other jurisdiction may govern the manner or procedure for the perfection, the effect of perfection or nonperfection or the enforcement of the security interest granted hereby.

                                      (13)

         6.3 Counterparts and Headings. This Security Agreement may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument. All section headings herein are for convenience only and shall not affect, limit or expand any provision hereof.

         IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed by its duly authorized representative on the day and year first written above.


                                            "Debtor"

                                            AAON, INC., an Oklahoma corporation


                                            By:
                                                --------------------------------
                                                Norman H. Asbjornson, President


                                            "Bank"

                                            BANK OF OKLAHOMA, N.A.


                                            By:
                                                --------------------------------
                                                Pamela J. Been, Vice President


                                      (14)